NOTE PURCHASE AND SECURITY AGREEMENT

This Note Purchase and Security Agreement is entered as of November 30, 2012, between GBS Enterprises Incorporated, a Nevada corporation (the “Company”) and Pike H. Sullivan, an individual having a principal residence at 730 Sand Hill Crane Road Wilson, WY 83014 (the “Lender”).

RECITALS

WHEREAS, the Company desires to borrow an aggregate of five hundred thousand U.S. Dollars and zero cents ($500,000.00) (the “Principal Amount”) from the Lender at an annual rate of twenty percent (20%) (the “Interest Rate”), the Lender is willing to lend the Company the Principal Amount at the Interest Rate, the Principal Amount will be evidenced by a duly executed promissory note substantially in the form of Exhibit A attached hereto (the “Note”) and the Company is negotiating with certain other lenders for additional loans up to an aggregate principal amount of an additional one million U.S. Dollars and zero cents ($1,000,000.00) (such lenders, the “Co-Lenders”); and

WHEREAS, the Company’s obligations to the Lender under this Agreement and the Note will be secured by a first priority security interest as described in Section 4 of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Amount and Terms of the Note and Warrant.

1.1           Note Purchase. Subject to the terms and conditions of this Agreement, at the Closing, the Company agrees to sell to the Lender, and the Lender agrees to purchase from the Company, the Note substantially in the form of Exhibit A attached to this Agreement.

1.2           Warrant Purchase. Subject to the terms and conditions of this Agreement, in consideration for the Lender purchasing the Note at the Closing, the Company agrees to sell and issue to the Lender, and the Lender agrees to purchase from the Company, a duly executed warrant to purchase shares of the Company’s common stock (“Common Stock”), substantially in the form attached hereto as Exhibit B (the “Warrant”) exercisable for 250,000 shares of Common Stock (the “Warrant Stock”) at an exercise price per share as set forth in the Warrant.

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2.          Closing. Subject to the satisfaction or waiver of the conditions set forth herein, the purchase and sale of the Note and the Warrant will take place at 10:00 a.m. on November 30, 2012 at the offices of Baker Botts L.L.P., 30 Rockefeller Plaza, New York, NY 10112-4498, or at such other time and place as the Company and the Lender mutually agree upon (which time and place are referred to as the “Closing”). At the Closing, the Lender will deliver to the Company, as payment in full for the Note, (a) a check payable to the Company’s order, (b) wire transfer of funds to the Company, or (c) any combination of the foregoing. At the Closing, the Company will deliver to the Lender the Note and the Warrant.

3.          Conditions to Closing.

3.1           Conditions to Lender’s Obligations. The obligations of the Lender under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, which waiver may be given by written, oral or telephone communication to the Company or its counsel:

(a)          each of the representations and warranties of the Company contained in this Agreement shall be true and complete in all material respects on and as of the Closing;

(b)          the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the sale described herein; and

(c)          the Company shall have executed and delivered to the Lender the Note and the Warrant.

3.2           Conditions to Company’s Obligations. The obligations of the Company to the Lender under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following conditions by the Lender:

(a)          Each of the representations and warranties of the Lender contained in this Agreement shall be true and complete on and as of the Closing; and

(b)          The Lender shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase described herein.

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4.          Security; Covenants.

4.1           Security Interest. As security for the full and prompt payment, in cash, and performance of the Company’s obligations under this Agreement and the Note, the Company hereby grants to the Lender a security interest in all of the Company’s right, title and interest in and to the Collateral. As used herein, “Collateral” means all the shares of IDC Global, Inc. owned by the Company

4.2           Permitted Liens. The Company shall keep the Collateral free and clear of all liens, except Permitted Liens. “Permitted Liens” means (a) first security interests granted to the Co-Lenders, pari passu with the first priority security interest granted to the Lender in Section 4.1; (b) liens arising by operation of law for taxes, assessments or governmental charges not yet due; (c) statutory liens of mechanics, materialmen, shippers, warehousemen, carriers, and other similar persons for services or materials arising in the ordinary course of business for which payment is not past due; (d) nonconsensual liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (e) liens for taxes or statutory liens of mechanics, materialmen, shippers, warehousemen, carriers and other similar persons for services or materials that are due but are being contested in good faith; (f) liens granted with the consent of the Lender; and (g) liens of a depository institution arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff, or similar rights and remedies as to deposit accounts or other funds maintained with such institution.

4.3           Termination. The term of the security interest set forth in Section 4.1 above and the other obligations and restrictions set forth in this Agreement, including under this Section 4, will extend until the aggregate obligations to the Lender under the Note have been paid or satisfied in full, at which time the Company and any of its duly appointed officers are hereby authorized to file any termination statement under the Uniform Commercial Code in effect in any jurisdiction to terminate the financing statements that evidence the security interest in the Collateral created by this Agreement and the Note. Upon payment in full of such obligations, the Lender will execute and deliver to the Company all deeds, assignments and other instruments, and will take such other actions, as may be necessary or proper to re-vest in the Company full title to the Collateral, subject to any disposition which may have been made by the Lender pursuant to this Agreement.

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5.          Representations and Warranties of the Company. The Company hereby represents and warrants to the Lender that the statements in the following paragraphs of this Section 5 are all true and complete as of immediately prior to the Closing, except as otherwise indicated:

5.1           Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

5.2           Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the authorization, issuance and delivery of the Note and the Warrant has been taken. This Agreement, the Note and the Warrant, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3           Valid Issuance. The Note and the Warrant, when issued, sold, and delivered in accordance with this Agreement, and based in part upon the representations of the Lender in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Warrant Stock, when issued and delivered in accordance with the Warrant, will be duly and validly issued, fully paid and non-assessable and, based in part upon the representations of the Lender in this Agreement, will be issued in compliance with all applicable federal and state securities laws, assuming that the Lender has complied with its obligations and covenants under this Agreement and the Warrant.

5.4           Noncontravention. The execution, delivery and performance of the Agreement, the consummation of the transactions contemplated hereby and the authorization, issuance and delivery of the Note, the Warrant and the Warrant Stock (collectively, the “Securities”) will not result in any violation of or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any judgment, order, writ, decree or agreement to which the Company is bound as of the date hereof.

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6.          Representations and Warranties and Covenants of the Lender.

6.1           Representations and Warranties. The Lender hereby represents and warrants to the Company that the statements in the following paragraphs of this Section 6.1 are all true and complete as of immediately prior to the Closing, except as otherwise indicated:

(a)          Authorization. This Agreement constitutes the Lender’s valid and legally binding obligation enforceable in accordance with its terms.

(b)          Non-contravention. The execution, delivery and performance of the Agreement, the consummation of the transactions contemplated hereby and the authorization, issuance and delivery of the Securities will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any judgment, order, writ, decree or agreement to which the Lender is bound as of the date hereof.

(c)          Purchase Entirely for Own Account. The Lender acknowledges that this Agreement is made with the Lender in reliance upon the Lender’s representation to the Company that the Securities will be acquired for investment for the Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Lender has no present intention of selling, granting any participation in, or otherwise distributing any Securities. By executing this Agreement, the Lender further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to any Securities.

(d)          Disclosure of Information. The Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire any Securities. The Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

(e)          Investment Experience. The Lender acknowledges that he can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

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(f)          Accredited Investor. The Lender is an “affiliate” and an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC, as presently in effect.

(g)          Restricted Securities. The Lender understands that the Securities are characterized as “restricted securities” and “control securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such a Securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. The Lender represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

6.2           Covenants. The Lender hereby covenants that:

(a)          Further Limitations on Disposition. Without in any way limiting the representations set forth above and any other limitations set forth in the Note and/or Warrant, the Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to make with respect to itself the representations and warranties in and be bound by the covenants of this Section 6.2 and (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) the Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, the Lender shall have furnished the Company with a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that that such disposition will not require registration of any Securities under the Act.

(b)          Compliance with Securities Filing Requirements. The Lender acknowledges that he may be required to make certain public filings with the Securities and Exchange Commission (the “SEC”) or other governmental authorities and agrees to timely file all such forms or filings.

7.          Miscellaneous.

7.1           No Transfers of Notes; Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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7.2           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof. The parties hereby submit to the exclusive jurisdiction of the federal or state courts located in the County of New York, State of New York with respect to any dispute arising under this Agreement, the Note, the Warrant or the transactions contemplated hereby or thereby.

7.3           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or other electronic imagining means shall be effective as delivery of a manually executed counterpart of this Agreement.

7.4           Notices. Any notice required or permitted under this Agreement, the Note or the Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed to such party at the address set forth below, or at such other address as such party may designate by written notice to the other party. Any such notice may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Section 7.4, or, if mailed by registered or certified mail or with a recognized overnight mail courier, two days after deposit with the United States Post Office or the day following deposit with such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

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If to the Company:

GBS Enterprises Incorporated

585 Molly Lane

Woodstock, GA 30189

Attn: Chief Executive Officer

T: (404) 474-7256

If to the Lender:

To the address written above.

7.5           Entire Agreement. This Agreement, the Note and the Warrant constitute the entire understanding and agreement among the parties with regard to the subject hereof and thereof.

7.6           Amendments and Waivers. Any term of this Agreement, the Note or the Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Lender. To the extent that any Co-Lender loans money to the Company on terms materially more favorable to such Co-Lender than the terms provided to the Lender, taking into account all economic terms of such transaction, including, without limitation, the interest rate, principal amount, term, security provided, and all other terms, the parties agree that they will amend the terms of the Note or the Warrant so as to provide substantially similar terms to the Lender as provided to such Co-Lender.

7.7           Waiver of Jury Trial. EACH OF THE COMPANY AND THE LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTE. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.

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IN WITNESS WHEREOF, the parties have executed this Note Purchase and Security Agreement as of the date first above written.

GBS ENTERPRISES INCORPORATED

By:
Name: Gary D. MacDonald
Title: Chief Executive Officer

LENDER

Name: Pike H. Sullivan